SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K



                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 1, 1996
                                                 _______________________


                         Comm Bancorp, Inc.
________________________________________________________________________
             (Exact name of registrant as specified in its charter)



        Pennsylvania                 0-17455            23-2242292
_________________________________    ________________   ________________
(State or other jurisdiction of      (Commission        (I.R.S. employer
 incorporation)                       file number)       Identification No.)




521 Main Street, Forest City, Pennsylvania                 18421
__________________________________________                 _____________
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: (717)785-3181
                                                   ______________



Former name or former address, if changed from last report:
Not Applicable.













                                     Page 1 of 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          An amendment to the Amended Articles of Incorporation became effective April 1, 1996, in order to increase the aggregate number of shares that Comm Bancorp, Inc. has the authority to issue to twelve million (12,000,000) shares of common stock with a par value of thirty-three cents ($0.33) per share, and thereby effectuating a three-for-one
          (3 for 1) stock split.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statement of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable.

          (c)  Exhibits.

               Form of Press Release that Comm Bancorp, Inc. has effectuated a three-for-one (3 for 1) stock split as of April 1, 1996.

Item 8.   Change in fiscal year.

          Not Applicable.




                                     SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMM BANCORP, INC.
                                             __________________
                                             (Registrant)



Date: April 3, 1996                      /s/ Scott A. Seasock
                                         ______________________
                                         Scott A. Seasock
                                         Chief Financial Officer